              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                                   (Unaudited)

                             (Dollars in thousands)

FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2006

              Financial Guaranty Insurance Company and Subsidiaries

                              Financial Statements

                                  June 30, 2006

                                                               CONTENTS

Balance Sheets at June 30, 2006 (Unaudited) and December 31, 2005....................................    1
Statements of Income for the Three Months and Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    2
Statements of Cash Flows for the Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    3
Notes to Financial Statements (Unaudited)............................................................    4

              Financial Guaranty Insurance Company and Subsidiaries

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)

                                                                            JUNE 30          DECEMBER 31
                                                                              2006              2005
                                                                       --------------------------------------
                                                                          (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,473,103 in 2006 and $3,277,291 in 2005)      $     3,389,501       $ 3,258,738
Variable interest entity fixed maturity securities, held to maturity
   at amortized cost                                                           750,000                 -
Short-term investments                                                         167,039           159,334
                                                                       --------------------------------------
Total investments                                                            4,306,540         3,418,072

Cash and cash equivalents                                                       89,630            45,077
Accrued investment income                                                       47,306            42,576
Reinsurance recoverable on losses                                                2,288             3,271
Prepaid reinsurance premiums                                                   126,850           110,636
Deferred policy acquisition costs                                               79,873            63,330
Receivable from related parties                                                  2,306             9,539
Property and equipment, net of accumulated depreciation of $1,451 in
   2006 and  $885 in 2005                                                        2,785             3,092
Prepaid expenses and other assets                                               19,442            10,354
Federal income taxes                                                                 -             2,158
                                                                       --------------------------------------
Total assets                                                           $     4,677,020       $ 3,708,105
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                                   $    1,303,301       $ 1,201,163
    Losses and loss adjustment expenses                                         48,300            54,812
    Ceded reinsurance balances payable                                          19,613             1,615
    Accounts payable and accrued expenses and other liabilities                 29,931            36,359
    Payable for securities purchased                                            20,381                 -
    Capital lease obligations                                                    3,603             4,262
    Dividend payable to FGIC Corp.                                              10,000                 -
    Variable interest entity floating rate notes                               750,000                 -
    Accrued investment income - variable interest entity                           913                 -
    Federal income taxes payable                                                15,528                 -
    Deferred income taxes                                                       27,662            42,463
                                                                       --------------------------------------
Total liabilities                                                            2,229,232         1,340,674
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,898,232         1,894,983
   Accumulated other comprehensive loss, net of tax                            (52,411)          (13,597)
   Retained earnings                                                           586,967           471,045
                                                                       --------------------------------------
Total stockholder's equity                                                   2,447,788        $2,367,431
                                                                       --------------------------------------
Total liabilities and stockholder's equity                             $     4,677,020       $ 3,708,105
                                                                       ======================================

See accompanying notes to unaudited interim financial statements.

                                        1

              Financial Guaranty Insurance Company and Subsidiaries

                              Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)

                                                                   THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                        JUNE 30                           JUNE 30
                                                                 2006             2005             2006              2005
                                                            --------------------------------------------------------------------
Revenues:
   Gross premiums written                                     $     163,260   $     131,335    $     252,541     $     215,739
   Ceded premiums written                                           (28,887)        (18,030)         (35,310)          (19,825)
                                                            --------------------------------------------------------------------
   Net premiums written                                             134,373         113,305          217,231           195,914
   Increase in net unearned premiums                                (62,528)        (51,398)         (85,922)          (81,374)
                                                            --------------------------------------------------------------------
   Net premiums earned                                               71,845          61,907          131,309           114,540

   Net investment income                                             34,038          28,389           66,357            55,829
   Net realized (losses) gains                                          (11)              -              (11)              118
   Net realized and unrealized losses on credit derivative
   contracts                                                           (543)              -             (771)                -
   Other income                                                         506              90            1,042               516
                                                            --------------------------------------------------------------------
Total revenues                                                      105,835          90,386          197,926           171,003
                                                            --------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                                 (265)         (3,066)          (2,198)           (5,677)
   Underwriting expenses                                             22,780          17,179           46,897            37,644
   Policy acquisition costs deferred                                 (8,994)         (6,956)         (21,507)          (17,627)
   Amortization of deferred policy acquisition costs                  2,364           1,852            5,556             4,001
   Other operating expenses                                            (782)              -              873                 -
                                                            --------------------------------------------------------------------
Total expenses                                                       15,103           9,009           29,621            18,341
                                                            --------------------------------------------------------------------

Income before income taxes                                           90,732          81,377          168,305           152,662
Income tax expense                                                   23,521          21,385           42,383            39,364
                                                            --------------------------------------------------------------------
Net income                                                    $      67,211   $      59,992    $     125,922     $     113,298
                                                            ====================================================================

See accompanying notes to unaudited interim financial statements.

                                        2

              Financial Guaranty Insurance Company and Subsidiaries

                            Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)

                                                                               SIX MONTHS ENDED
                                                                                   JUNE 30,
                                                                            2006               2005
                                                                     --------------------------------------
OPERATING ACTIVITIES
Net income                                                               $   125,922        $   113,298
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         5,556              4,001
     Policy acquisition costs deferred                                       (21,507)           (17,627)
     Depreciation of property and equipment                                      566                295
     Amortization of fixed maturity securities                                16,570             14,480
     Amortization of short-term investments                                       57
     Net realized gains (losses) on investments                                   11               (118)
     Amortization of stock compensation expense                                3,249                  -
     Change in accrued investment income, prepaid expenses and
       other assets                                                          (13,338)            (4,505)
     Change in net realized and unrealized losses on credit
       derivative contracts                                                    2,614                  -
     Change in reinsurance receivable                                            983                441
     Change in prepaid reinsurance premiums                                  (16,214)            (8,246)
     Change in unearned premiums                                             102,138             89,615
     Change in losses and loss adjustment expenses                            (6,512)            (6,730)
     Change in receivable from/payable to related parties                      7,233                707
     Change in ceded reinsurance balances payable and accounts
       payable and accrued expenses and other liabilities                      9,753             (3,869)
     Change in current federal income taxes receivable                         2,158                  -
     Change in current federal income taxes payable                           15,528              9,109
     Change in deferred federal income taxes                                   9,202              7,810
                                                                     --------------------------------------
Net cash provided by operating activities                                    243,969            206,399
                                                                     --------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                             81,391            157,125
Purchases of fixed maturity securities                                      (291,370)          (287,174)
Purchases, sales and maturities of short-term investments, net                (8,577)           (67,670)
Receivable for securities sold                                                (1,023)           (34,265)
Payable for securities purchased                                              20,381             11,449
Purchases of fixed assets                                                       (142)              (423)
                                                                     --------------------------------------
Net cash used in investing activities                                       (199,340)          (220,958)
                                                                     --------------------------------------

FINANCING ACTIVITIES
Capital contribution                                                               -              8,049
                                                                     --------------------------------------
Net cash provided by financing activities                                          -              8,049
                                                                     --------------------------------------

Effect of exchange rate changes on cash                                          (76)               656
                                                                    --------------------------------------

Net increase (decrease) in cash and cash equivalents                          44,553             (5,854)
Cash and cash equivalents at beginning of period                              45,077             69,292
                                                                     --------------------------------------
                                                                     --------------------------------------
Cash and cash equivalents at end of period                               $    89,630        $    63,438
                                                                     ======================================

See accompanying notes to unaudited interim financial statements.

                                        3

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa"
by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services,
a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc.
The Company is licensed to engage in writing financial guaranty insurance in all
50 states, the StateDistrict of Columbia, the PlaceTypeCommonwealth of
PlaceNamePuerto Rico, the U.S. Virgin Islands, and, through a branch, the
placecountry-regionUnited Kingdom. In addition, a country-regionUnited Kingdom subsidiary of the Company is authorized to write financial guaranty business in the placecountry-regionUnited Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and the accounts of all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the
placecountry-regionUnited States ("GAAP") for interim financial information.
Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three- and six-month periods ended June 30, 2006 are not necessarily indicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                                        4

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. Statement of
Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by
Insurance Enterprises, was developed prior to the emergence of the financial guaranty industry. As it does not specifically address financial guaranty contracts, there has been diversity in the accounting for these contracts. In
2005, the FASB added a project to consider accounting by providers of financial guaranty insurance. The objective of the project is to develop an accounting model for financial guaranty contracts issued by insurance companies that are not accounted for as derivative contracts under SFAS No. 133, Accounting for
Derivative Instruments and Hedging Activities. The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final pronouncements on this matter in 2006. When the FASB issues a final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

4. PREMIUM REFUNDINGS

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased prior to the stated maturity. Premiums earned for the three months ended June 30, 2006 and 2005 include $15,455 and $20,417, respectively, and $22,766 and $35,956 for the six months ended June 30, 2006 and 2005, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2006, the Company had case reserves of
$28,316, credit watchlist reserves of $18,637 and an unallocated loss adjustment expense reserve of $1,347.

                                        5

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and a loss adjustment expense reserve of $1,347.

Case reserves and credit watchlist reserves at June 30, 2006 included $5,307 and
$12,801, respectively, of estimated losses related to obligations impacted by
Hurricane Katrina. Case reserves and credit watchlist reserves at December 31,
2005 included $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Given the unprecedented nature of the events and magnitude of damage in the affected areas related to Hurricane
Katrina, the loss reserves were necessarily based upon estimates and subjective judgments about the outcomes of future events, including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adjusted as additional information becomes available, and such adjustments may have a material impact on future results of operations. However, the Company believes that the losses ultimately incurred as result of Hurricane
Katrina will not have a material impact on the Company's consolidated financial position.

6. INCOME TAXES

The Company's effective federal corporate tax rates of 25.7% and 26.0% for the three months ended June 30, 2006 and 2005, respectively, and 25.0% and 25.5% for the six months ended June 30, 2006 and 2005, respectively, are less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $6,484 and $5,465 for the three months ended June 30, 2006 and 2005, respectively, and $11,352 and
$11,638 for the six months ended June 30, 2006 and 2005, respectively.

8. VARIABLE INTEREST ENTITIES

Financial Interpretation No. 46, Consolidation of Variable Interest Entities
("FIN 46-R"), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46-R, and is called a variable interest entity ("VIE"), if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support or
(ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the majority of expected losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its

                                        6

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

8. VARIABLE INTEREST ENTITIES (CONTINUED)

primary beneficiary, which is the party that has a majority of the VIE's expected losses or a majority of its expected residual returns, or both.
Additionally, FIN 46-R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities not considered VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As part of its structured finance business, the Company insures debt obligations or certificates issued by special purpose entities. During the first quarter of
2006, the Company consolidated a third party VIE as a result of financial guarantees provided by the Company on one transaction related to the securitization of life insurance reserves. This third party VIE had assets of
$750,000 and an equal amount of liabilities at June 30, 2006, which are shown under "Assets - Variable interest entity fixed maturity securities, held to maturity at amortized cost" and "Liabilities - Variable interest entity floating rate notes," respectively, on the Company's consolidated balance sheet at June
30, 2006. In addition, accrued investment income includes $913 related to the variable interest entity fixed income maturity securities and the corresponding liability is shown under "Accrued investment expense-variable interest entity"
on the Company's consolidated balance sheet at June 30, 2006. Although the third party VIE is included in the consolidated financial statements, its creditors do not have recourse to the general assets of the Company outside of the financial guaranty policy provided to the VIE. The Company has evaluated its other structured finance transactions and does not believe any of the third party entities involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent preferred trust securities by a group of special purpose trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with FGIC that obligates the Trusts, at FGIC's discretion, to purchase
Perpetual Preferred Stock of FGIC. The purpose of this arrangement is to provide capital support to FGIC by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options.
These trusts are considered VIEs under FIN 46-R. However, the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company provides credit default swaps ("CDSs") to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company

                                        7

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

9. DERIVATIVE INSTRUMENTS (CONTINUED)

considers these agreements to be a normal extension of its financial guaranty insurance business, although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes in fair value as incurred. The
Company recorded net earned premium under these agreements of $3,695 and $7,930 for the three and six months ended June 30, 2006, respectively. No premium was recorded for these contracts for the three and six months ended June 30, 2005.

The gains or losses recognized by recording these contracts at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on internally developed estimates. For the three and six months ended June 30,
2006, net realized and unrealized losses on credit derivative contracts in the consolidated statements of income includes unrealized losses of ($1,840) and
($2,614), respectively, related to changes in fair value. Net realized and unrealized losses gains on credit derivative contracts in the consolidated statements of income also includes realized gains of $1,297 and $1,843 for the three and six months ended June 30, 2006, respectively. No market-to-market activity was recorded for the three and six months ended June 30, 2005.

The mark-to-market gain and (loss) on the CDS portfolio was $0 and ($2,781) at
June 30, 2006 and $545 and ($712) at December 31, 2005 and is recorded in other assets and in other liabilities, respectively.

10. STOCK COMPENSATION PLAN

Employees of the Company may receive stock-based compensation under a FGIC Corp.
stock incentive plan that provides for stock-based compensation, including stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant.
Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date. Prior to January 1, 2006, FGIC Corp. and the
Company accounted for those plans under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and
related interpretations, as permitted by SFAS No. 123, Accounting for
Stock-Based Compensation. No stock-based employee compensation cost related to stock options was allocated to the Company by FGIC Corp. for the six-month period ended June 30, 2005, as all options granted through that date had an exercise price equal to the market value of the underlying common stock on the date of grant. For grants of restricted stock and restricted stock units to the employees of the Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

                                        8

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

Effective January 1, 2006, FGIC Corp. and the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment, using the modified-prospective-transition method. Under that method, compensation cost allocated to the Company for the three- and six-month periods ended June 30,
2006 included compensation cost for all share-based payments granted prior to, but not yet vested as of, January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123(R). FGIC Corp. and the Company estimated the fair value for all stock options at the date of grant using the
Black-Scholes-Merton option pricing model. Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Company's income before income taxes and net income for the three- and six-month periods ended June 30, 2006 was impacted as follows:

                                            THREE MONTHS ENDED  SIX MONTHS ENDED

                                               JUNE 30, 2006      JUNE 30, 2006
  Income before income taxes                    $    (1,583)        $    (2,891)

     Income tax benefit                                 554               1,012
                                           -------------------------------------

 Net income                                     $    (1,029)        $     1,879
                                            ====================================

The following table illustrates the effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123(R) to stock options granted during the three- and six-month periods ended June 30, 2005. For purposes of this pro forma disclosure, the value of the stock options is amortized to expense over the stock options' vesting periods.

                                                             THREE MONTHS ENDED  SIX MONTHS ENDED

                                                                JUNE 30, 2005      JUNE 30, 2005
Net income, as reported                                         $       56,097      $    105,482

    Stock option compensation expense determined under fair
    value-based method, net of related tax effects                       (576)           (1,029)
                                                             --------------------------------------

Pro forma net income                                            $       55,521      $    104,483
                                                             ======================================

                                        9

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

A summary of option activity for the three- and six-month periods ended June 30,
2006 is as follows:

                                                               WEIGHTED AVERAGE
                                           NUMBER OF SHARES
                                              SUBJECT TO      EXERCISE PRICE PER
                                               OPTIONS               SHARE
                                          ------------------- ------------------

Balance at December 31, 2005:                       139,422        $      804
    Granted                                          38,113               850
    Exercised                                             -                 -
    Forfeited                                        (1,274)              753
    Expired                                               -                 -
                                          ------------------- ------------------
Balance at March 31, 2006:                          176,261               805
    Granted                                               -                 -
    Exercised                                             -                 -
    Forfeited                                        (4,224)              783
    Expired                                               -                 -
                                          ------------------- ------------------
Balance at June 30, 2006:                           172,037               805
                                          =================== ==================
Shares  subject to  options  exercisable
   at: June 30, 2006                                 46,923               812
       December 31, 2005                             42,630               840

Exercise prices for the stock options outstanding at June 30, 2006 range from
$600 to $1,080 per share. The weighted average remaining contractual life of the outstanding options is approximately seven years. Stock options granted from
January 1, 2006 through June 30, 2006 vest ratably over four years and expire seven from the date of grant. All stock options granted prior to December 31,
2005 vest ratably over five years and expire ten years from the date of grant.

The weighted per share fair value of the stock options granted during the six months ended June 30, 2006 and 2005 was $238.00 and $211.94, respectively, estimated at the date of grant, using the Black-Scholes-Merton option valuation model based on the following assumptions:

                                     SIX MONTHS ENDED    SIX MONTHS ENDED
                                       JUNE 30, 2006      JUNE 30, 2005
                                     ------------------ -------------------

     Expected life                         4 YEARS            5 Years
     Risk-free interest rate                 4.46%             3.691%
     Volatility factor                       25.0%              25.0%
     Dividend yield                              -                  -

                                        10

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

The total fair value of stock options granted during the six months ended June
30, 2006 and 2005 was approximately $9,071 and $5,753, respectively.

As of June 30, 2006, there was $8,837 of total unrecognized compensation costs related to unvested stock options granted. These costs are expected to be recognized over a weighted average period of 3.8 years.

Restricted Stock Units

The Company recorded $230 and $15 in compensation expense related to the grant of restricted stock units for the three-month periods ended June 30, 2006 and
2005, respectively, and $400 and $45 for the six-month periods ended June 30,
2006 and 2005, respectively.

A summary of restricted stock units for the three- and six-month period is as follows:

                                                                  WEIGHTED
                                                                AVERAGE GRANT
                                                 SHARES        DATE FAIR VALUE
                                            ----------------- ------------------
        Balance at December 31, 2005:               237         $         617
            Granted                              3,275                    850
            Delivered                            (237)                    617
            Forfeited                              -                        -
                                            ----------------- ------------------
        Balance at March 31, 2006:               3,275                    850
            Granted                                -                        -
            Delivered                              -                        -
            Forfeited                            (213)                    850
                                            ----------------- ------------------
        Balance at June 30, 2006:                3,062                    850
                                            ================= ==================

As of June 30, 2006 there was $2,087 of total unrecognized compensation costs related to unvested restricted stock awards granted. These costs are expected to be recognized over the seven months ending January 31, 2007.

11. COMPREHENSIVE INCOME

Accumulated other comprehensive loss of the Company consists of net unrealized gains (losses) on investment securities and foreign currency translation adjustments. The components of total comprehensive income (loss) for the three-
and six-month periods ended June 30, 2006 and 2005 were as follows:

                                        11

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)

                                                THREE MONTHS ENDED
                                                     JUNE 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $    67,211         $    59,992
Other comprehensive income                     (18,661)            (39,203)
                                        -------------------- ---------------
Total comprehensive income                 $    85,872          $   99,195
                                        ==================== ===============

                                                 SIX MONTHS ENDED
                                                     JUNE 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $   125,922         $   113,298
Other comprehensive loss                       (38,814)             (6,981)
                                        -------------------- ---------------
Total comprehensive income                 $   164,736          $   120,279
                                        ==================== ===============

The components of other comprehensive loss for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:

                                                                  THREE MONTHS ENDED JUNE 30, 2006
                                                        ----------------- ---------------- ------------------
                                                             BEFORE                             NET OF
                                                              TAX                                 TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (33,406)     $    11,694   $       (21,712)
Less reclassification adjustment for losses realized
   in net income                                                     11               (4)                7
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (33,395)          11,690           (21,715)
Foreign currency translation adjustment                           4,684           (1,640)            3,044
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (28,711)     $    10,050    $      (18,661)
                                                        ================= ================ ==================

                                                                  Three months ended June 30, 2005
                                                         ------------------- ----------------- -----------------
                                                               Before                               Net of
                                                                Tax                                  Tax
                                                               Amount              Tax              Amount
                                                         ------------------- ----------------- -----------------

Unrealized holding gains arising during the period           $    64,368         $   (22,528)      $    41,840
Less reclassification adjustment for gains realized
   in net income                                                       -                   -                 -
                                                         ------------------- ----------------- -----------------
Unrealized gains on investments                                   64,368             (22,528)           41,840
Foreign currency translation adjustment                           (4,056)              1,419            (2,637)
                                                         ------------------- ----------------- -----------------
Total other comprehensive income                             $    60,312         $   (21,109)      $    39,203
                                                         =================== ================= =================

                                                                   SIX MONTHS ENDED JUNE 30, 2006
                                                        -----------------------------------------------------
                                                             BEFORE                             NET OF
                                                              TAX                                 TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (64,903)      $    22,716      $   (42,187)
Less reclassification adjustment for losses realized
   in net income                                                     11                (4)               7
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (64,892)           22,712          (42,180)
Foreign currency translation adjustment                           5,178            (1,812)           3,366
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (59,714)           20,900      $   (38,814)
                                                        ================= ================ ==================

                                                                     Six months ended June 30, 2005
                                                         ------------------ ------------------ -----------------
                                                              Before                                Net of
                                                                Tax                                  Tax
                                                              Amount               Tax              Amount
                                                         ------------------ ------------------ -----------------

Unrealized holding gains arising during the period           $    15,832        $    (5,540)   $        10,292
Less reclassification adjustment for gains realized
   in net income                                                    (118)                41                (77)
                                                         ------------------ ------------------ -----------------
Unrealized gains on investments                                   15,714             (5,499)            10,215
Foreign currency translation adjustment                           (4,974)             1,740             (3,234)
                                                         ------------------ ------------------ -----------------
Total other comprehensive income                             $    10,740        $    (3,759)   $         6,981
                                                         ================== ================== =================

12.  DIVIDEND

During the six-month period ended June 30, 2006, the Company declared a dividend on its common stock in the aggregate amount of $10,000. The dividend was paid on
July 5, 2006 to FGIC Corp., the Company's sole stockholder. The dividend was permissible under and computed in accordance with placePlaceNameNew York
PlaceTypeState law. During the six-month period ended June 30, 2005, the Company did not declare or pay any dividends.

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